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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)     November 9, 2000

                           ContiFinancial Corporation
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             (Exact name of registrant as specified in its charter)

          Delaware                    1-14074                   13-3852588
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)                ID Number)


277 Park Avenue, New York, New York                                        10172
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
including area code:                                             (212) 207-2800
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.    Bankruptcy or Receivership.

         As previously reported, ContiFinancial Corporation, a Delaware corporation (the "Company"), together with certain of its direct and indirect subsidiaries, filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case No. 00-B-12184(AJG) Jointly Administered, on May 17, 2000.

         On November 9, 2000, the Company, together with certain of its direct and indirect affiliates, filed a Second Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code ("Plan of Reorganization") and a Disclosure Statement relating to the Plan of Reorganization ("Disclosure Statement") with the Bankruptcy Court. On November 10, 2000, the Bankruptcy Court entered an order (i) approving the form of Disclosure Statement, (ii) setting the date, time and place for the hearing to consider the confirmation of the Plan of Reorganization, (iii) setting the deadline and procedures for filing objections to the confirmation of the Plan of Reorganization, (iv) setting the deadline and procedures for temporary allowance of claims for holders of objected to, contingent, unliquidated, or disputed claims and (v) setting the voting deadline for receipt of ballots for accepting or rejecting the Plan of Reorganization.

         On November 15, 2000, the Company sent a court approved Notice of (A) Approval of Disclosure Statement; (B) Hearing on Confirmation of Plan of Reorganization; (C) Deadline for Filing Objections to Confirmation of the Plan;
(D) Deadline and Procedures for Temporary Allowance of Claims and (E) Voting Deadline for Receipt of Ballots ("Notice") to all creditors, and other parties in interest who have filed a notice of appearance with respect to the Chapter 11 proceeding of the Company. The Bankruptcy Court has allowed the filing of the Notice with the Securities and Exchange Commission to be the sole Notice given to equity holders of the Company. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Disclosure Statement, including the Plan of Reorganization as Exhibit 1 thereto. Exhibit 99.2 to this Current Report on Form 8-K contains the text of the Notice.

                                       2
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1 Disclosure Statement Relating to the Second Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.2 Notice of (A) Approval of Disclosure Statement; (B) Hearing on Confirmation of Plan of Reorganization; (C) Deadline for Filing Objections to Confirmation of the Plan; (D) Deadline and Procedures for Temporary Allowance of Claims and (E) Voting Deadline for Receipt of Ballots.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CONTIFINANCIAL CORPORATION

                                            By:  /s/ Alan Fishman
                                                 -------------------------------
                                                 Name:  Alan Fishman
                                                 Title: Authorized Signatory

                                            By:  /s/ Frank Baier
                                                 -------------------------------
                                                 Name:  Frank Baier
                                                 Title: Authorized Signatory

Dated:  November 29, 2000

                                       4
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                                  EXHIBIT INDEX

Exhibit No.       Document Description
-----------       --------------------

99.1 Disclosure Statement Relating to the Second Amended Joint Plan of Reorganization of ContiFinancial Corporation and Affiliates Under Chapter 11 of the Bankruptcy Code.

99.2 Notice of (A) Approval of Disclosure Statement; (B) Hearing on Confirmation of Plan of Reorganization; (C) Deadline for Filing Objections to Confirmation of the Plan; (D) Deadline and Procedures for Temporary Allowance of Claims and (E) Voting Deadline for Receipt of Ballots.



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